Vector Group Ltd. Board Approves Spin-Off of Douglas Elliman Inc.
Spin-Off Expected to be Completed in Late-December

Douglas Elliman’s Common Stock Expected to Trade on the New York Stock Exchange Under the Symbol “DOUG”

MIAMI, FL – December 10, 2021 – Vector Group Ltd. (NYSE: VGR) (“Vector Group”) today announced that its board of directors (the “Board”) has approved the spin-off of Douglas Elliman Inc. (“Douglas Elliman”), which is expected to be completed in late-December.

Upon completion of the spin-off, Vector Group will operate the tobacco segment of its business, which includes the manufacture and sale of cigarettes in the United States through Vector Group’s subsidiaries Liggett Group LLC and Vector Tobacco Inc., while also continuing to own interests in numerous properties and real estate projects across the United States. Douglas Elliman will own and operate the real estate services and property technology (“PropTech”) investment business currently owned and operated by Vector Group through its subsidiary New Valley, LLC, and will be capitalized with approximately $200 million in net cash and cash equivalents.

“The Board’s approval of the spin-off paves the way for us to establish Douglas Elliman as an independent publicly traded company in the coming weeks,” said Howard M. Lorber, President & Chief Executive Officer of Vector Group and Chairman, President & Chief Executive Officer of Douglas Elliman. “We are confident this separation is in the best interests of Vector Group, Douglas Elliman, our stockholders, and all our stakeholders. As a standalone company, Douglas Elliman will have a dedicated management team and Board, direct access to the public markets, and additional resources to capitalize on opportunities in the large and growing U.S. residential real estate market.”

The distribution is expected to take place on December 29, 2021 to holders of Vector Group common stock (including Vector Group common stock underlying outstanding Vector Group stock option awards and restricted stock awards) of record as of the close of business on December 20, 2021, the record date for the distribution. Each Vector Group common stockholder will receive one share of Douglas Elliman common stock for every two shares of Vector Group common stock held as of the record date.

No action or payment is required by Vector Group stockholders to receive shares of Douglas Elliman. For Vector Group stockholders who hold Vector Group common stock in registered form and for holders of outstanding Vector Group stock option awards and restricted stock awards as of the record date, in most cases the transfer and distribution agent will credit their shares of Douglas Elliman common stock to their book entry accounts. For stockholders who own Vector Group common stock through a broker or other nominee, their accounts will be credited with the new Douglas Elliman shares by the broker or other nominee. A prospectus containing details regarding the distribution of the new Douglas Elliman common stock and the Douglas Elliman business and management following the spin-off will be made available to Vector Group stockholders as of the record date prior to the distribution date.

For a period of time to be determined prior to the distribution, the new Douglas Elliman common stock is expected to trade on a “when-issued” basis on the NYSE under the symbol “DOUG WI”

and Vector Group expects that its common stock will trade in two markets on the NYSE: in the “regular way” market under the symbol “VGR” and in the “ex-distribution” market under the symbol “VGR WI”. The dates for “when issued” and “ex-distribution” are expected to be released prior to the December 20, 2021 record date. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling Vector Group common stock on or before the distribution date.

The distribution is expected to qualify as a tax-free distribution for U.S. federal income tax purposes. Vector Group encourages stockholders to consult with their tax advisors with respect to U.S. federal, state, local and foreign tax consequences of the spin-off. Completion of the spin-off is subject to various conditions, including receipt of a tax opinion from counsel and the effectiveness of Douglas Elliman’s registration statement on Form S-1. Jefferies LLC serves as financial advisor to Vector Group and Sullivan & Cromwell LLP serves as legal counsel to Vector Group and Douglas Elliman.

About Vector Group Ltd.

Vector Group is a holding company for Liggett Group LLC, Vector Tobacco Inc., New Valley LLC, and Douglas Elliman Realty, LLC. Additional information concerning Vector Group is available on its website, www.VectorGroupLtd.com.

Investors and others should note that we may post information about Vector Group or its subsidiaries on our website at www.VectorGroupLtd.com and/or at the websites of those subsidiaries or, if applicable, on their accounts on Facebook, Instagram, LinkedIn, TikTok, Twitter, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Vector Group to review the information we post on our website at www.VectorGroupLtd.com, on the websites of our subsidiaries and on their social media accounts.

Disclaimer

Douglas Elliman has filed a registration statement with the SEC relating to the proposed distribution of Douglas Elliman securities, which may not be sold, nor may offers to buy be accepted, before a registration statement for such securities becomes effective. This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of Douglas Elliman securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification.

Special Note on Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include information relating to our intent, belief or current expectations, primarily with respect to, but not limited to, economic outlook, capital expenditures, cost reduction, cash flows, operating performance, growth expectations, competition, legislation and regulations, litigation, and related industry developments (including trends affecting our business, financial condition and results of operations) and our spin-off of Douglas Elliman.

Forward-looking statements can be identified by words or phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may be,” “objective,” “opportunistically,” “plan,” “potential,” “predict,” “project,” “prospects,” “seek,” and “will be” and similar words or phrases or their negatives. Forward-looking statements involve important risks and uncertainties that could cause our actual results, performance or achievements to differ materially from our anticipated results, performance or achievements expressed or implied by the forward-looking statements. Further information on the risks and uncertainties to the business of Vector Group include the risk factors described in the filings of Vector Group with the SEC.

Factors that could cause actual results of Douglas Elliman to differ materially from those suggested by forward-looking statements include: general economic and market conditions, and any changes therein, due to acts of war and terrorism or otherwise; governmental regulations and policies; adverse changes in global, national, regional and local economic and market conditions, including those related to pandemics and health crises, such as the outbreak of COVID-19 and the impact of potential COVID-19 variants; the extent and timing of COVID-19 vaccine administration and the duration of the COVID-19 pandemic; Douglas Elliman’s ability to effectively manage the impacts of the COVID-19 pandemic and any government-mandated or encouraged suspension of our business operations; the impacts of the Tax Cuts and Jobs Act of 2017, including its impact on the markets of Douglas Elliman’s business; effects of industry competition; severe weather events or natural or man-made disasters, including increasing the severity or frequency of such events due to climate change or otherwise, or other catastrophic events may disrupt Douglas Elliman’s business and have an unfavorable impact on home sale activity; the level of Douglas Elliman’s expenses, including its corporate expenses as a stand-alone publicly-traded company; Douglas Elliman’s status as an emerging growth company; the tax-free treatment of the spin-off; Douglas Elliman’s lack of operating history as a public company and costs associated with being an independent public company; potential dilution to holders of Douglas Elliman’s common stock as a result of issuances of additional shares of common stock to fund its financial obligations and other financing activities; the failure of Douglas Elliman or Vector Group to satisfy their respective obligations under the agreements entered into in connection with the spin-off; and the additional factors described under “Risk Factors” in the registration statement on Form S-1 filed with the SEC by Douglas Elliman.

The forward-looking statements speak only as of the date they are made, and we disclaim any obligation to update or revise the forward-looking statements contained herein, except as otherwise required by applicable federal securities laws.

Contacts

Emily Claffey / Benjamin Spicehandler
Sard Verbinnen & Co
212-687-8080

Eve Young
Sard Verbinnen & Co - Europe

+44 (0)20 3178 8914

J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000